Exhibit 99.2

KINGSWOOD ACQUISITION CORP. ADVANCES ACQUISITION OF WENTWORTH MANAGEMENT SERVICES LLC WITH FILING OF S-4 AND INVESTOR PRESENTATION

WEALTH MANAGEMENT AGGREGATOR TO NAME INDUSTRY LEADER LARRY ROTH EXECUTIVE CHAIRMAN

PUBLIC-READY PLATFORM WITH UNIQUE VALUE PROPOSITION

NEW YORK, Dec. 23, 2022 -- Kingswood Acquisition Corp. (OTCE: KWAC) (“we”, “us”, “our”, or "KWAC"), today announced the advancement of its acquisition of Wentworth Management Services LLC (“Wentworth”) with the filing of a registration statement and proxy statement and prospectus on Form S-4 (the “Registration Statement”) and Investor Presentation with the Securities and Exchange Commission (“SEC”).

The Registration Statement contains a preliminary proxy statement and prospectus, in connection with KWAC’s previously announced proposed business combination with Wentworth, a fast-growing network of independent wealth management firms. While the registration statement has not yet become effective and the information contained therein is subject to change, it provides important information about KWAC and the proposed business combination with Wentworth.

On July 7, 2022, KWAC entered into a merger agreement with Wentworth. The merger is expected to be completed in the first half of 2023, subject to approval by KWAC’s shareholders, the Registration Statement being declared effective by the SEC, and other customary closing conditions. Following the business combination and resulting transactions, Binah Capital Group, Inc. (“Binah”) will become a publicly traded company. Included in the Registration Statement are Wentworth’s financial results for the first nine (9) months of 2022. Wentworth’s full financial results and related disclosures can be found in the Registration Statement, which we encourage you to read.

As reflected in today’s public filings, KWAC also announced that, upon completion of the business combination, wealth management industry leader Larry Roth will become Executive Chairman of Binah, current Wentworth President Craig Gould will serve as Binah's Chief Executive Officer, and David Shane, industry veteran and former Chief Financial Officer with Sanctuary Wealth will become Binah’s Chief Financial Officer. Additionally, the existing operational management teams of the broker-dealers will remain in place.

Industry Leader Larry Roth Named Executive Chairman

With more than 30 years of experience as an operator, dealmaker, strategic advisor and entrepreneur in the wealth management space, Mr. Roth has previously served as Chief Executive Officer of AIG Advisor Group and Chief Executive Officer of Cetera Financial Group, two of the largest independent wealth management enterprises in the country.

Mr. Roth said, “I’m excited to join Binah as the firm’s Executive Chairman during a period of truly exceptional growth opportunities for our industry. KWAC has unparalleled strategic relationships and expertise built on a global scale. Combining these strengths with Wentworth, a fast-growing firm with significant continued expansion potential, creates a unique industry leader with a very appealing value proposition for all of its stakeholders. From technology enhancements and further acquisitions, to seamlessly accessing public capital to fuel opportunistic growth, the combined firm is well-positioned for future success.”

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Mr. Roth is currently Managing Partner of RLR Strategic Partners LLC, a private investment firm focused on businesses seeking to grow in the wealth management space, and a provider of M&A advisory solutions in association with Berkshire Global Advisors. He will continue to serve in this role in addition to his responsibilities as Executive Chairman of Binah.

Public-Ready Company with Unique Value Proposition

Wentworth is a leading consolidator of retail wealth management businesses that owns and operates four broker-dealers, located in 535 offices in all 50 states. The firm focuses on building three critical areas comprised of the hybrid, independent and W2 business models to allow affiliated advisors to choose the operating model that works best for them and run their practices on their own terms. The platform adds to its flexibility by providing a variety of custody and clearing firm options to accommodate the unique business needs of advisors.

When the transaction is finalized, the company believes its subsidiaries will be a natural destination for financial advisors and assets in motion by strategically positioning itself as the solution of choice, with top clearing and custodial relationships and strategic partnerships.

As a public-ready company, with a track record of building a platform capable of significant scale along with strategic initiatives to drive its growth via access to public capital, Binah’s features include:

•	A national wealth management platform supporting more than 1,900 registered individuals across four broker-dealers and RIAs
•	Tech-enabled capabilities that allows for seamless integration and provides advisors with end-to-end services enhancing efficiency
•	Open architecture that offers access to an array of solutions for advisors and their clients via expanded product offerings and shared services
•	A highly attractive financial model that is expected to experience organic growth, highly recurring revenues and expanding margins

The transaction is expected to close in the second quarter of 2023, subject to customary closing requirements, including the approval of KWAC and Wentworth shareholders and regulatory review.

Advisors

Oppenheimer & Co. is serving as financial advisor to Kingswood Acquisition Corp., with SPAC Advisory Partners serving as capital markets advisor. Shearman and Sterling LLP is serving as legal advisor to Kingswood Acquisition Corp.

DLA Piper LLP (US) is serving as legal counsel to Wentworth Management Services LLC.

About Wentworth Management Services LLC

Wentworth Management Services LLC (“Wentworth”) is a holding company that acquires and manages businesses in the wealth management industry. The company specializes in consolidating independent broker-dealers to capture economies of scale needed to service financial advisors in today's technology-enabled regulatory environment. Wentworth's core philosophy focuses on building long-term, productive relationships with its advisor base. For more information, please visit https://wentworthms.com/.

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About Kingswood Acquisition Corp.

Kingswood Acquisition Corp. ("KWAC") is a blank check company incorporated under the laws of the State of Delaware on July 27, 2020, for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses. For more information, please visit https://kingswoodacquisition.com/.

Participants in the Solicitation

The KWAC, Wentworth, and Binah, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the KWAC’s stockholders in connection with the proposed transaction. Information about the KWAC’s directors and executive officers and their ownership of the KWAC’s securities is set forth in the KWAC’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Press Release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the KWAC, Wentworth or Binah, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Press Release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. KWAC’s and Wentworth’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, KWAC’s and Wentworth’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

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These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside KWAC’s and Wentworth’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against KWAC and Wentworth following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of KWAC and Wentworth, certain regulatory approvals, or satisfy other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the impact of the COVID-19 pandemic on Wentworth’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain the listing of Binah’s ordinary shares on the New York Stock Exchange (“NYSE”), Nasdaq, Inc., or NYSE American following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Wentworth to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that KWAC or Wentworth may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to Wentworth; (13) risks related to the organic and inorganic growth of Wentworth’s business and the timing of expected business milestones; (14) the amount of redemption requests made by KWAC’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of KWAC for its initial public offering and the Registration Statement relating to the proposed business combination, including those under “Risk Factors” therein, and in KWAC’s other filings with the SEC. KWAC cautions that the foregoing list of factors is not exclusive. KWAC and Wentworth caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. KWAC and Wentworth do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

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Media Contacts

Joseph Kuo / Donald Cutler

Haven Tower Group

424 317 4851 or 424 317 4864

jkuo@haventower.com or dcutler@haventower.com

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